SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                         Commission  File  No.  0-28223

        Date of Report (Date of earliest event reported): October 1, 2001


                           ChampionLyte Products, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


               Florida                             65-0510294
     -------------------------------           -----------------
     (State  or  Other  Jurisdiction           (I.R.S.  Employer
      of  Incorporation)                        Identification  No.)


             1356  N.W.  Boca Raton Blvd.,  Boca  Raton,  FL  33432
         --------------------------------------------------------------
                  (Address  of  Principal  Executive  Offices)


                                 (561) 417-6800
         --------------------------------------------------------
            (Registrant's  Telephone  Number,  Including  Area  Code)


                           Meridian USA Holdings, Inc.
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item  5.   Other  Events
           -------------

           Effective October 1, 2001, the corporation's name was changed from Meridian USA Holdings, Inc. to ChampionLyte Products, Inc. (the "Corporation"). The change in name was effected in accordance with the provisions of Chapter 607 of the Florida Statutes. Also, effective October 3, 2001, the Corporation's trading symbol on the OTC Bulletin Board was changed from "MUSD" to "CPLY."

Item  7.  Financial  Statements  and  Exhibits
          ------------------------------------

          (C)  EXHIBITS
               --------

          99.1  Articles  of  Amendment  to  Articles  of  Incorporation  of
                Meridian USA  Holdings,  Inc.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CHAMPIONLYTE  PRODUCTS,  INC.


                                   By:   /s/  Mark  Streisfeld
                                        ----------------------
                                        Name:  Mark  Streisfeld
                                        Title:  President

Date:  October  5,  2001